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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of THQ Inc. on Form S-3 of our report dated February 16, 2001 appearing in the Annual Report on Form 10-K of THQ Inc. for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP
Los Angeles, California
January 22, 2002